Exhibit 99.1

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: EBHI Holdings, Inc. Case No. : 0912099

Debtor

Reporting Period: Nov 1 - Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-l No Note I

Bank Reconciliation MOR-la Yes

Schedule of Professional Fees Paid MOR- lb No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report,

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized individual* Date

Brent I. Kugman Chief Restructuring Officer

Printed Name of Authorized Individual Title of Authorized Individual

Authorized individual must be an officer director or shareholder if debtor is a corporation a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3,2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: EBHI holdings, Inc. Case No.: 09-12099

Debtor

Reporting Period: Nov 1 - Nov 28, 2009

MOR- I A: BANK RECONCILIATIONS

Bank Name

Account Description

Account Number

Balance

LaSalle Global I rust Services (I)

Segregated Deposit Account escrow XX3248 $ —

LaSalle Global trust Services (I) Resolved Cure Escrow

XX3273 949,148

Unresolved Cure Escrow XX3275 679,966

LaSalle Global Trust Services (I) Partially Paid Cure Escrow XX3274 146,456

Lease Cure Escrow XX3272 2,469,410

LaSalle Global ‘trust Services (I) Working Capital Escrow XX3276 10,010,500

LaSalle Global Trust Services (I) Carve Out Escrow XX3277 7,0l7262

(1) Amount is included in Prepaid Expenses on MOR -3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements, The Company’s standard practice is to ensure that each corporate bank account Is reconciled to monthly bank statements for each calendar month within 30 days oiler month end SLC attached listing of each of the Debtors’ bank accounts and the book balance of the account an of the end of the fiscal month covered by this report

Brent I. Kugman

Authorized Representative

Printed Name of Authorized Representative

In re: EBHI Holdings, Inc.

Case No.: 09-12099

Debtor

Reporting Period: Nov 1 - Nov 28, 2009

Debtor

MOR-2: STATEMENT OF OPERATIONS

Current Month

Cumulative Filing to Date

REVENUES

Net Revenue $ —

Operating Expenses

Cost of Goods Sold, Including Buying and Occupancy —

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense — (321,190)

Other Income (Expense), Net

Net Profit (Loss) Before Reorganization Items 321,190

REORGANIZATION ITEMS

professional Fees

U.S. Trustee Quarterly Fees

Estimated Claims Adjustments 52,575,585

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment (3.070,611)

Other Reorganization Expenses

Total Reorganization Expenses Income Taxes 49,504,974

Net Profit (Loss) $ — $ (49,183,784)

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-3: BALANCE SHEET

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $—

Accounts Receivable (Net)

Inventories

Prepaid Expenses 21,272,742 Professional Retainers -

TOTAL CURRENT ASSETS 21.272,742 -

PROPERTY AND EQUIPMENT

Property and Equipment 1,459,000

OTHER ASSETS

Other Assets (see attached schedule) 199,226,222 215,160,000

TOTAL OTHER ASSETS 199,226,222 215,160,000

TOTAL ASSETS $ 220,498,964 216.619000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $—

Taxes Payable

Wages Payable

Rent / Leases—Building/Equipment

Professional Fees

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt/ Adequate Protection Payments

Priority Debt 75,000,000 22,424,000

Unsecured Debt 1,260,778 451,000

TOTAL PRE-PETITION LIABILITIES 76,260,778 22,875,000

TOTAL LIABILITIES 76,260,778 22,875,000

OWNER EQUITY Capital Stock 308,522 309,000

Additional Paid-In Capital 632,393,873 632,394,000

Retained Earnings - Pre-Petition (438,959,235) (438,959,000)

Retained Earnings - Post-Petition 632,393,873 (49,504,974)

NET OWNER EQUITY 144,238,186 193,744,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 220,498 964 $ 216,619,000

In re: EBHI Holdings, Inc. Debtor

MOR-3: BALANCE SHEET (Continuation Sheet)

Case No. : 09-12099

Reporting Period: Nov 1 - Nov 28, 2009

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates $ 198,626,222 $ 214,560,000

Investment in subsidiaries 600,000

199,226,222

215,160,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: EBHI Holdings, Inc.

MOR-5: DEBTOR QUESTIONNAIRE

Case No.: 09-12099

Reporting Period: Nov 1—Nov 28, 2009

Debtor

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes. provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 400 1-3.

X

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

in re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Nov 1—Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-l Yes

Bank Reconciliation MOR-la Yes

Schedule of Professional Fees Paid MOR-Ib No Note I

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 Yes

MOR-4a & 4b

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR 4 Yes

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note I

Debtor Questionnaire MOR-5 Yes

Notes:

(I) Requested information is not applicable to reporting entity.

(2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual* Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer Title of Authorized Individual

Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been filly evaluated.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 1 - Nov 28, 2009

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED(2)	ACTUAL	PROJECTED(2)
BEGINNING CASH	$ 12,710,721	$ -	$ 3,677,900	$ -
RECEIPTS				
CASH SALES	-	-	107,137,714	-
LOANS AND ADVANCES (1)	-	-	(5,337,303)	-
CLOSING DAY FUNDS	-	-	39,664,379	-
LCs RELEASED	43,304	-	1,099,671	-
CLOSING DAY ESCROWS	946,757	-	9,708,563	-
TAX REFUNDS	9,287	-	277,829	-
PREPAID INSURANCE - UNEARNED PREMIUMS	340,624	-	342,829	
UTILITY DEPOSIT ADEQUATE ASSURANCE	648,500	-	648,500	
OTHER ESCROWS	983,069	-	983,069	
OTHER MISC	-	-	16,229	-
TOTAL RECEIPTS	2,971,541	-	154,541,481	-
DISBURSEMENTS				
PAYROLL & BENEFITS	-	-	33,252,996	-
MERCHANDISE PAYMENTS	-	-	25,674,185	-
RENT & OCCUPANCY	-	-	16,026,836	-
OTHER OPERATING	-	-	20,860,757	-
CAPITAL EXPENDITURES	-	-	1,256,383	-
TAXES	124,924	-	2,346,278	-
CASH SWEEP FROM ASSET SALE	-	-	720,063	-
PROFESSIONAL FEES	98,548	-	4,700,998	-
FINANCING COSTS	-	-	2,961,830	-
UTILITY DEPOSITS	-	-	724,098	-
CONTRIBUTION TO CLOSING DAY ESCROWS	-	-	4,613,180	
OTHER NON-ORDINARY COURSE	-	-	8,531,613	-
BANKING, ESCROW & OTHER MISC EXPENSES	98,464	-	103,805	
WORKERS COMP & BENEFIT WIND-DOWN EXPENSE	183	-	27,952	
TERM LENDER DISTRIBUTION	1,386,758	-	20,489,835	
RESOLVED CURE ESCROW	18,250	-	1,380,071	-
UNRESOLVED CURE ESCROW	-	-	1,199,093	-
PARTIALLY PAID CURE ESCROW	-	-	587,793	-
LEASE CURE ESCROW	14,726	-	21,159	-
WORKING CAPITAL ESCROW	-	-	5,500	-
CARVE-OUT ESCROW	395,472	-	5,978,388	-
CHANGE IN FLOAT	488,214	-	(6,300,153)	-
TOTAL DISBURSEMENTS	2,625,540	-	145,162,659	-
NET CASH FLOW	346,001	-	9,378,822	-
ENDING CASH (3)	$ 13,056,722	$ -	$ 13,056,722	$ -

Notes:

(1) Loans and Advances are net of any revolver pay downs.
(2) Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.
(3) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.

Debtor

MOR-1A: BANK RECONCILIATIONS

Case No.: 09-12100 Reporting Period: Nov 1—Nov 28, 2009

BANK NAME Account Description Account Number Balance

Bank of America ex-Photo Shoot (Check Disbursements) XXXXXXO685 $2,728

Bank of America APA Account (Wire/Check Disbursements) XXXXXX655O 1,193,257

Bank of America Estate Funds Account XXXXXX756I -

Bank of America Segregated Deposit Account XXXXXX3642 5,582,975

Bank of America Estate Settlement Account XXXXXX5378 6,277,762

Citibank (1) CIGNA VEBA Imprest XXXX8273 374,979

JP Morgan Chase Bank (l) UHG Benefits Disbursement (VEBA) XXXXX 1970 75,236

LaSalle Global Trust Services (2) Expeditors Escrow Account XX0679 -

(1) VEBA related imprest cash accounts exluded from balance sheet.

(2) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtor’s corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Brent I. Kugman

Authorized Representative

Printed Name of Authorized Representative

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $ - $ 88,019,452

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - 60,701,573

Selling, General and Administrative Expenses 1,144,684 31,331,074

Operating Income (1,144,684) (4,013,195)

OTHER INCOME AND EXPENSES

Interest Expense - 7,161,573

Other Income (Expense), Net (see attached schedule) (22,907) 185,466

Net Profit (Loss) Before Reorganization Items (1,167,590) (10,989,302)

REORGANIZATION ITEMS

Professional Fees 837,500 11,806,013

U. S. Trustee Quarterly Fees 12,500 75,925

Estimated Claims Adjustments (115,085) 18,891,911

Interest Earned on Accumulated Cash from Chapter 11 - -

Loss / (Gain) from Sale of Equipment - 52,068,427

Other Reorganization Expenses - 4,695,817

Total Reorganization Expenses 734,915 87,538,092

Income Taxes 265,713 1,643,492

Net Profit (Loss) $ (2,168,218) $ (100,170,886)

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Equity in (earnings) of foreign joint ventures $ - $ 208,264

Investment income - 109

Bank Fee (22,907) (22,907)

$ (22,907) $ 185,466

In re: Amargosa, Inc. Case No. : 09-12100

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MOR-3: BALANCE SHEET

ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents (1) $ 12,961,710 $ 8,720,000

Accounts Receivable (Net) - 18,546,000

Inventories - 108,368,000

Prepaid Expenses 12,088,079 14,676,000

Professional Retainers 209,476 1,641,000

TOTAL CURRENT ASSETS 25,259,265 151,951,000

PROPERTY AND EQUIPMENT

Property and Equipment - 93,385,000

OTHER ASSETS

Other Assets (see attached schedule) 20,070,062 195,614,000

TOTAL OTHER ASSETS 20,070,062 195,614,000

TOTAL ASSETS $ 45,329,327 $ 440 90,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $ - $ 1,195,000

Taxes Payable 678,037 4,347,574

Wages Payable 820,231 8,066,000

Rent/ Leases - Building/Equipment - 39,058,000

Professional Fees 3,204,738 -

Secured Debt / Adequate Protection Payments - 41,411,000

Other Post-Petition Liabilities (see attached schedule) 518,755,912 572,709,426

TOTAL POST-PETITION LIABILITIES 523,458,917 666,787,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments 42,407,525 177,238,000

Priority Debt - -

Unsecured Debt 37,322,135 53,727,000

TOTAL PRE-PETITION LIABILITIES 79,729,661 230,965,000

TOTAL LIABILITIES 603,188,578 897,752,000

OWNER EQUITY

Capital Stock 500,000 500,000

Retained Earnings - Pre-Petition (448,395,266) (448,396,000)

Retained Earnings - Post-Petition (101,171,512) -

Adjustments to Owner Equity (see attached schedule) (8,792,473) (8,906,000)

NET OWNER EQUITY (557,859,251) (456,802,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 45,329,327 $ 440,950,000

(I) Cash balances exlude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No.: 09-12100
Reporting Period: Nov 1 - Nov 28, 2009

MOR-3: BALANCE SHEET
(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER ASSETS		
Goodwill	$ -	$ 43,175,000
Trademarks	-	105,110,000
Licensing agreements	-	11,667,000
Investment in subsidiaries	20,070,062	20,070,000
Investment in foreign joint venture (EB Japan)	-	7,131,000
Deferred financing fees	-	2,636,000
Capitalized software	-	5,825,000
	20,070,062	*195,614,000*

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Bank overdraft	$ -	$ 3,252,000
Deferred tax liabilities (current & non-current)	-	41,375,000
Intercompany payables to affiliates	513,900,999	508,742,000
Sales, payroll and business taxes	-	425,426
Allowance for sales returns	-	6,015,000
Gift certificates & deferred revenues	-	3,183,000
Other accrued expenses	426,354	6,414,000
Non-current post-retirement liabilities	3,303,075	3,303,000
Purchase Price Adjustment Accrual (1)	1,125,484	-
	518,755,912	*572,709,426*
ADJUSTMENTS TO OWNER EQUITY		
OCI - Foreign currency translation adjustments and other post retirment	$ (8,792,474)	$ (8,906,000)

Notes:
(1) Based on "Notice Pursuant to Section 3.2(b) of Asset Purchase Agreement" sent by Everest Holdings, LLC dated Oct. 12, 2009. Amount subject to further review

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 1 - Nov 28, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check or EFT	Ending Tax Liability
Withholding	$ -	$ 781	$ (781)	Various	Various	$ -
FICA-Employee	-	-	-	N/A	N/A	-
FICA-Employer	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Income tax	-	-	-	N/A	N/A	-
Total Federal Taxes	$ -	$ 781	$ (781)			$ -
STATE AND LOCAL						
Withholding	$ -	$ -	-	N/A	N/A	-
Sales & Use	33,581	10	(33,591)	11/3/2009	ETF	-
Excise	7,546	(2,243)	(3,894)	Various	Various	1,410
Unemployment	-	-	-	N/A	N/A	-
Real Property	46,618	-	-	N/A	N/A	46,618
Personal Property	265,627	67,683	(86,658)	Various	Various	246,652
Income tax	108,357	275,000	-	N/A	N/A	383,357
Franchise	-	-	-	N/A	N/A	-
Total State and Local Taxes	$ 461,730	$ 340,450	$ (124,143)			$ 678,037

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE				
	Current	0-30	31-60	61-90	Over 90	Total
Taxes Payable	678,037	-	-	-	-	678,037
Professional Fees	3,204,738	-	-	-	-	3,204,738
Non-current post-retirement liabilities	3,303,075	-	-	-	-	3,303,075
Intercompany payables to affiliates	513,900,999	-	-	-	-	513,900,999
Other accrued expenses	426,354	-	-	-	-	426,354
Wages payable	820,231	-	-	-	-	820,231
Purchase Price Adjustment Accrual (1)	1,125,484	-	-	-	-	1,125,484
Total Post-Petition Debts	$ 523,458,917	$ -	$ -	$ -	$ -	$ 523,458,917

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 1 - Nov 28, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Name	Amount Paid	Payment Date	EFT/Check
FEDERAL				
Withholding	Ceridien Payroll Trust	381	11/20/09	ETF
Withholding	Ceridien Payroll Trust	401	11/20/09	ETF
Total Federal		$ 781		
PERSONAL PROPERTY TAX				
Personal Property Tax	Marion County	71	11/11/2009	Check
Personal Property Tax	Marion County	2,899	11/11/2009	Check
Personal Property Tax	County Of Albemarle	73	11/11/2009	Check
Personal Property Tax	Dawson County	1,387	11/11/2009	Check
Personal Property Tax	St Johns County Tax	349	11/11/2009	Check
Personal Property Tax	Clatsop County Oregon	51	11/11/2009	Check
Personal Property Tax	Washington County	263	11/11/2009	Check
Personal Property Tax	Multnomah County Tax Collector	508	11/11/2009	Check
Personal Property Tax	Lincoln County	66	11/11/2009	Check
Personal Property Tax	Clackamas County Tax Collector	86	11/11/2009	Check
Personal Property Tax	Deschutes County Tax	45	11/11/2009	Check
Personal Property Tax	Santa Fe County Treasure	113	11/11/2009	Check
Personal Property Tax	Jackson County	59	11/11/2009	Check
Personal Property Tax	Jefferson County Sheriff	208	11/20/2009	Check
Personal Property Tax	Orange County Tax Collector	2,865	11/20/2009	Check
Personal Property Tax	City Of Harrisonburg	633	11/20/2009	Check
Personal Property Tax	Walton County Tax Collector	219	11/20/2009	Check
Personal Property Tax	Town Of Queenstown	111	11/20/2009	Check
Personal Property Tax	County Of Henrico	224	11/20/2009	Check
Personal Property Tax	Town Of Kittery	58	11/20/2009	Check
Personal Property Tax	Bernalillo County Treasurer	1,862	11/20/2009	Check
Personal Property Tax	Howard County Treasurer	1,716	11/20/2009	Check
Personal Property Tax	Hillsborough County	291	11/20/2009	Check
Personal Property Tax	Washington County Treasurer	65	11/20/2009	Check
Personal Property Tax	Bexar County	3,856	11/20/2009	Check
Personal Property Tax	City Of Gaffney	153	11/20/2009	Check
Personal Property Tax	Lee County Tax Collector	590	11/20/2009	Check
Personal Property Tax	Baltimore County	156	11/20/2009	Check
Personal Property Tax	Santa Clara County	67,683	11/23/2009	Check
Total Personal Property Tax		$ 86,658		
SALES & USE				
Sales & Use	State of California	33,591	11/03/09	ETF
Total Sales & Use		$ 33,591		
EXCISE TAX				
Excise Tax	Commonwealth of Virginia	143	11/3/2009	Check
Excise Tax	Ohio Dept. of Taxation	3,751	11/4/2009	Check
Total Excise		$ 3,894

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY State Type of Tax Due Date

Ohio Dept. of Taxation OH Gross Receipts 11/09/09

State of Texas TX Income Tax 11/15/09

In re: Amargosa, Inc. Case No. : 09-12100

Debtor Reporting Period: Nov 1- Nov 28, 2009

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. x

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. x

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. x

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. x

5. Has any bask account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.(1) x

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc. Case No. 09-12101

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note I

Bank Reconciliation MOR-1a No Note 2

Schedule of Professional Fees Paid MOR-lb No Note 2

Copies of bank statements No Note 3

Cash disbursements journals No Note 3

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 Yes

Copies of IRS Form 6123 or payment receipt No Note 3

Copies of taxreturns filed during reporting period No Note 3

Summary of Unpaid Post Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 3

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(l) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual* Date

Brent I. Kugman Chief Restructuring Officer

Printed Name of Authorized individual Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gobi Fulfillment Services, Inc. Case No.: 09-12101

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or othenvise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Gobi Fulfillment Services, Inc. Case No. : 09-12101

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

- Current Cumulative

REVENUES — Tvlonth Filing_to_Date

INetRevcnue Is -j 5 3,191,224 I

Cost of Goods Sold, Including Buying and Occupancy

-

595.014

Selling, General and Administrative Expenses

-

2,584,451

Operating Income

11,759

LOTBIER INCOME AND EXPENSES

Interest Expense

Other Income (Expense). Net

-

-

Net Prolit (Loss) Ilefore Reorganization Items

-

11,759

REORG4NIZATIONITEMS

Professional Fees

-

U. S. Trustee Quarterly Fees

-

-

Estimated Claims Adjustments

(1,341)

Interest Earned on Accumulated Cash from Chapter 11

.

Loss / (Gain) from Sale of Equipment

-

21,779,215

Other Reorganization Expenses

-

(2,275,250)

Total Reorganization Expenses

-

19,502,624

Income Taxes

-

-

Net Profit (Loss)

$ -

$ (19,490,865)

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Nov 1 - Nov 28, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ 598,000
Accounts Receivable (Net)	-	124,000
Inventories	-	-
Prepaid Expenses	-	540,000
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	1,262,000
PROPERTY AND EQUIPMENT		
Property and Equipment	-	51,326,000
OTHER ASSETS		
Other Assets (see attached schedule)	38,066,801	8,626,000
TOTAL OTHER ASSETS	38,066,801	8,626,000
TOTAL ASSETS	$ 38,066,801	$ 61,214,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ 131,000
Taxes Payable	930,570	954,000
Wages Payable	-	3,127,000
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities (see attached schedule)	146,019	499,000
TOTAL POST-PETITION LIABILITIES	1,076,589	4,711,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	222,964	246,000
TOTAL PRE-PETITION LIABILITIES	222,964	246,000
TOTAL LIABILITIES	1,299,553	4,957,000
OWNER EQUITY		
Capital Stock	1,000	1,000
Retained Earnings - Pre-Petition	(11,755)	(12,000)
Retained Earnings - Post-Petition	(19,490,865)	-
Additional Paid-In Capital	56,268,869	56,268,000
NET OWNER EQUITY	36,767,248	56,257,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 38,066,801	$ 61,214,000

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Nov 1 – Nov 28, 2009

Mor-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates

$ 38,066,801

$ 8,626,000

LIABILITIES AND OWNEER

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETIION DATE

In re: Gobi Fulfillment Services, Inc.

Debtor

MOR-4: STATUS OF POST-PETITION TAXES

Case No.: 09-12101 Reporting Period: Nov 1—Nov 28, 2009

• Beginning Amount

T Withheld or Amount l)aW Cheek No. Lodlug

,rrlwu . Liability Accrued Vaid Paid or EFT

Liability

[WIiiholding

S -

S -

S •

N/A

N/A S

-

FICA-Employac

-

-

-

N/A

N/A

-

RCA-Employer

-

-

-

N/A

N/A

-

Unemployment

-

-

-

N/A

N/A

-

Income lax

.

N/A

N/A

•

Savings I3ond

-

-

-

N/A

N/A

-

Total Federal Taxes

$

$ -

$ -

$

-

STATh AND LOCAL

Withholding

$ -

S *

S -

N/A

N/A S

-

Sales& Use

-

-

-

N/A

N/A

-

Excise

-

-

-

N/A

N/A

-

Unemloyrnent

-

-

-

N/A

N/A

-

Real Propey

930,570

-

-

N/A

N/A

930,570

Prsonal Pioperty

-

-

-

N/A

N/A

-

Income tax

-

-

-

N/A

N/A

-

Total State and Local Taxes

$ 930,571)

S -

S -

S

930,570

Sales and use tax returns have been filed in accordance with the Company’s tax payment schedule (Sec attached Schedule MOR4 -13.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-l, Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent 1. Kugman Printed Name of Authorized Representative

NUMBER OF DAYS PAST DUE

31-60 61-90

Current

0-30

Ov

r 90

Total

Accrued Expenses

S

146,019

$

-

$

-

$

-

$

-

$

146,019

Taxes Payable

930,570

-

-

-

-

930,570

Total Post-Petition Debts

S

1,076,589

$

-

$

-

$

-

$

-

$

1,076,589

1540R-4: SUMMARY OF UNPAID POST-PETITION DEBTS

In re: Gobi Fulfillment Services, Inc.

Debtor

MOR-5: DEBTOR QUESTIONNAIRE

Case No.: 09-12101

Reporting Period: Nov 1—Nov 28, 2009

Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identitying the opened account(s). If an investment account has been opened provide_the_required_documentation_pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Arabian Diversified Sales, LLC.
Debtor

Case No. : 09-12103
Reporting Period: Nov 1 - Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

12-16-09
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Arabian Diversified Sales, LLC. Case No.: 09-12103

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHT Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such infonnation may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact fliture results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining defennd rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been hilly evaluated.

In re: Arabian Diversified Sales, EEC. Case No.: 09-12103

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

Current Curnubiuve

REVENUES—Month—Filing to Date

INet Revenue I $ I $ 1,119,562]

OPERATING EXPENSES

I Cost of Goods SoId Includine Buvina and Occuoancv

Selling, General and Administrative Expenses

-

193,930

Operating Income

-

925,632

OTHER INCOME AND EXPENSES

Interest Expense

-

-

Other Income (Expense), Net (see attached schedule)

-

1,003,010

Net Profit (Loss) Before Reorganization Items

-

1,928,642

RUORGANIZATION ITEMS

Professional Fees

.

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

nterest Earned on Accumulated Cash from Chapter 11

.

Loss / (Gain) from Sale of Equipment

.-

20,114

Other Reorganization Expenses

-

-

Total Reorganization Expenses

-

20,114

Income Taxes

-

-

Net Profit (Loss)

$ -

S1,908,528

In re: Arabian Diversified Sales, LLC. Case No.: 09-12103

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

Current Cumulative

BREAKDOWN OF “OTHER” CATEGORY Month Fillng to Date

Othur Income

Interest Income on Intercompany Receivable $—$ 1,003,010

In re: Arabian Diversified Sales, LLC.

Debtor

MOR-3: BALANCE SHEET

Case No. : 09-12 103

Reporting Period: Nov 1—Nov 28, 2009

ASSETS BOOK VALUE AT END BOOK VALUE ON

OF CURRLNT PETITION DATE

‘CURRENT ASSETS REPORTING MONTH

Unrestricted Cash and Equivalents S—S (5.167)

Accounts Receivable (Net)—1,565,000

Inventories

Prepaid Expenses—-

Professional Retainers—-

TOTAL CURRENT ASSETS—1,559,833

PROPERTY AND EQUIPMENT

Property and Equipment I—I -

OTHER ASSETS

Other Assets (see attached schedule) 66,529,940 63,061,167

TOTAL OTHER ASSETS 66,529,940 63,061,167

TOTAL ASSETS $ 66,529,940 S 64.621,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END BOOK VALUE ON

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) REPORTING MONTH PETITION DATE

Accounts Payable

$ -

S-

-

TOTAL LIABILITIES

OWNER EQUITY

Additional Paid-In Capital

5,247.398

5,247,000

Retained Earnings—Pre-Petition

59,374,014

59,374,000

Retained Earnings—Post-Petition

NET OWNER EQUITY

1,908,528

-

66,529,940

64,621,000

TOTAL LIABILITIES AND OWNERS EQUITY S 66,529,940 S 64,621,000

Taxes Payable

Waces Payable

Rent / Leases—Building/Equipment

Professional Fees

Secured Debt! A

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)

Secured Debt/Adequate Protection Payments

Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 1- Nov 28, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER/ASSETS

Intercompany receivables from affiliates

$ 66,529,940

$ 63,061,161

LIABILITIES AND OWNER EQUITY

OTHER POST PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: Arabian Diversified Sales, LLC.

MOR-5: DEBTOR QUESTIONNAIRE

Case No.: 09-12103

Reporting Period: Nov 1—Nov 28, 2009

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes; provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation Identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Gibson Services, LLC. Debtor

MONTHLY OPERATING REPORT

Case No.: 09-12104

Reporting Perlod:,Nov I—Nov 28, 2009

Affidavit

Document Explanation Supplement

REQUIRED DOCUMENTS Form No. Attached Attached Attached

Schedule of Cash Receipts and Disbursements MOR I

No

Note I

Bank Reconciliation MOR-la

No

Note 2

Schedule of Professional Fees Paid MOr-1b

No

Note 2

Copies of batik statements

No

Note 2

Cash disbursements journals

No

Note 2

Statement of Operations MOR-2

Yes

Balance Sheet MOR-3

Yes

Status of Post-Petition Taxes MOR-4

No

Note2

Copies of IRS Form 6123 or payment receipt

No

Note 2

Copies of tax returns filed during reporting period

No

Note 2

Summary of Unpaid Post-Petition Debts MOR-4

Yes

Listing of aged accounts payable MOR-4

No

Note 3

Accounts Receivable, Reconciliation and Aging MOR-5

•No

Note 2

Debtor Questionnaire MOR-5

Yes

Notes:

(I) Cash Receipts and Disbursements have been reported on a Consolidated Basis, Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information,

declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief

Signature of Authorized Individual*

Brent I. Kugman

Printed Name of Authorized Individual

Date

Chief Restructuring Officer Title of Authorized Individual

“Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partncrship; a manager or member if debtor is a limited liability company.

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBFU Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: No 1- Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

Current Cumulative

REVENUES Month Filing to Date

Net Revenue $ - $ -

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

-

Selling. General and Administrative Expenses

-

33,575

Operating Income

-

(33,575)

OTHER INCOME AND EXPENSES

Other Income (Expense). Net (see attached schedule)

-

245,027

Interest Expense

-

-

Net Profit (Loss) Before Reorganization Items

-

211,451

REORGANISATION ITEMS

Professional Fees

-

-

U. S. Trustee Quarterly Fees

-

-

‘interest Earned on Accumulated Cash from Chapter 11

-

-

Loss/ (Gain) from Sale of Equipment

-

(12,516,082)

Other Reorganization Expenses

-

Total Reorganization Expenses

-

(12,516,082)

Income Taxes

-

-

Net Prolit (Loss)

$ -

$

12,727,533

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

Current Cumulative

BREAKDOWN OF “OTHER” CATEGORY Month Filing to Date

Other Income

Interest income on intercompany receivable

$ -

$ 1,003,010

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MOR-3: BALANCE SHEET

ASSETS CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ -

Accounts Receivable (Net) - -

Inventories - -

Prepaid Expenses - -

Professional Retainers - -

TOTAL CURRENT ASSETS - -

PROPERTY AND EQUIPMENT

Property and Equipment - -

OTHER ASSETS

Other Assets (see attached schedule) - 13.783,000

TOTAL OTHER ASSETS - 13,783,000

TOTAL ASSETS $ - $ 13783,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALVE ON PETITION DATE

Accounts Payable $ - $-

Taxes Payable - -

Wages Payable - -

Rent / Leases—Building/Equipment - -

Professional Fees - -

Secured Debt / Adequate Protection Payments - -

Other Post-Petition Liabilities (see attached schedule) 1,707,872 28,218,000

TOTAL POST-PETITION LIABILITIES 1,707,872 28,218,000

LIABILITIES SUBJECT TO COMPROMISE (Pre Petition)

Secured Debt I Adequate Protection Payments - -

Priority Debt - -

Unsecured Debt - -

TOTAL PRE-PETITION LIABILITIES - -

TOTAL LIABILITIES 1,707,872 28,218,000

OWNER EQUITY

Additional Paid-In Capital (33,671,405) (33,671,000)

Retained Earnings - Pre-Petition 19,236,000 19,236,000

Retained Earnings - Post-Petition 12,727,533 -

NET OWNER EQUITY (1,707,872) (14,435,000)

TOTAL LIABILITIES AND OWNERS EQUITY $ (0) $ 13,783,000

In re: Gibson Services, LLC. Debtor

MOR-3: BALANCE SHEET (Continuation Sheet)

Case No. : 09-12 104

Reporting Period: Nov 1—Nov 28, 2009

ASSETS BOOK VALUE AT END

OF CURRENT BOOK VALUE ON

OTHER CURRENT ASSET REPORTING MONTH PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates

$ -

$ 13,783,000

LIABILITIES AND OWNER EQUITY OTHER POST- PETITION LIABILITIES

BOOK VALUE AT END

REPORTING MONTH

BOOKS VALUE ON

PETITION DATE

[intercompany payables to affiliates

$ 1,707.872

In re: Gibson Services, LLC. Debtor

MOR-3: SUMMARY OF UNPAID POST-PETITION DEBTS

Case No. : 09-12104

Reporting Period: Nov 1—Nov 28, 2009

Number of Days past Due

Intercompany payables to affiliates

Total post-Petition Debts

current

0-30

31-60

61-90

Over 90

Total

1,707,872

1,707,872

$1,707,872

$-

1,707,872

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Nov 1 - Nov 28, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes

No

I. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: Nov 1 - Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

12-16-09
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. l23R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month

Cummulative Filing to Date

Net Revenue $—

$ 919,101

OPERATING EXPENSES

Cost of Goods Sold Including Buying and Occupancy

Selling, General and Administrative Expenses—47,,99

operating Income

-

871,501

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule)

-

710,688

Interest Expense

-

-

Net Profit (Loss) Before Reorganization Items

-

1,582,190

REORGANIZATION ITEMS

Professional Fees

.

U. S. Termed Quarterly Fees

-

-

Interest Earned on Accumulated Cash from Chapter 11

-

-

Loss / (Gain) from Sale of Equipment

-

-

Other Reorganization Expenses

-

-

Total Reorganization Expenses

-

-

Income Taxes

-

-

Net Profit (Loss)

$ -

$ 1,582,190

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

Current. Cumulative

BREAKDOVN OF “OTHER” C4TEGORY . . . Month lihing to Date

I I

Interest income on intercompany receivable

$ -

$ 710,688

In re: Karakum International Development, LLC. Case No. : 09-12105

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-3: BALANCE SHEET

ASSETS BOOK VALUE END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents Accounts Receivable (Net)

$ -

$ -

-

1,079,000

Inventories

-

Prepaid Expenses

Professional Retainers

-

TOTAL CURRENT ASSETS

-

1,079,000

PROPERTY AND EQUIPMENT

property and Equipment

—

-

OTHER ASSETS

Other Assets (see attached schedule)

TOTAL OTHER ASSETS

43,811,010

43,811,010

41,150.000

41,150,000

TOTAL. ASSETS $ 43,811,010 $ 42299,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post Petition)

Accounts Payable

$

-

$

-

Taxes Payable

-

-

Wages Payable

-

-

Rent / Leases—Building/Equipment

Professional Fees

Secured Debt / Adequate Protection Payments

-

-

Other Post-Petition Liabilities

-

-

TOTAL POST-PETITION LIABILITIES

-

-

LIABILITIES SUBJECT TO COMPROMISE Pre Petition)

Secured Debt / Adequate Protection Payments

-

-

Priority Debt

-

-

Unsecured Debt

-

-

TOTAL PRE-PETITION LIABILITIES

.-

TOTAL LIABILITIES

-

-

OWNER EQUITY

Additional Paid-In Capital

2,860,820

2,861,000

Retained Earnings—Pre-Petition

39,368,000

39,368,000

Retained Earnings—Post-Petition

1,582,190

-

NET OWNER EQUITY

43,811,010

42,229,000

TOTAL LIABILITIES AND OWNERS EQUITY

$ 843,811,010

$ 42,229,000

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Nov 1—Nov 28, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATA

OTHER ASSETS

Intercompany receivables from affiliates

$ 43,811,010

$ 41,150,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATA

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes

No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide . documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 400 1-3.

X

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC Debtor

Case No.: 09-12106

Reporting Period: Nov 1—Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements

MOR-I

No

Note 1

Bank Reconciliation

MOR-1a

No

Note 1

Schedule of Professional Fees Paid

MOR-lb

No

Note 1

Copies of bank statements

No

Note 1

Cash disbursements journals

No

Note 1

Statement of Operations

MOR-2

No

Note 1

Balance Sheet

MOR-3

No

Note 1

Status of Post-Petition Taxes

MOR-4

No

Note 1

Copies of IRS Form 6123 or payment receipt

No

Note 1

Copies of tax returns filed during reporting period

No

Note 1

Summary of Unpaid Post-Petition Debts

MOR-4

No

Note 1

Listing of aged accounts payable

MOR-4

No

Note

Accounts Receivable Reconciliation and Aging

MOR-5

No

Note 1

Debtor Questionnaire

MOR-5

No

Note 1

Notes:

(I) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and 1313111 Holdings, Inc. within the Debtors’ general ledger system and can not be readily segregated,

1 declare under penalty of perjury (28 US.C. Section 1746) that this report and the attached documents are true and correct to the best of my knoledge and belief

Signature of Authorized Individual*

Brent 1. Kugman

Printed Name of Authorized Individual

12-16-09

Date

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation
Debtor

Case No. : 09-12107
Reporting Period: Nov 1 - Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual* — 12-16-09 Date

Brent L Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sonoran Acceptance Corporation
Debtor

Case No. : 09-12108
Reporting Period: Nov 1 - Nov 28, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

12-16-09
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Sonoran Acceptance Corporation Case No.: 09-12108

Debtor Reporting Period: Nov 1—Nov 28, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBI-II Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet. Final adjustments to the purchase price are anticipated to be recorded in the December 2009 report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Sonoran Acceptance Corporation Case No, : 09-12108

Debtor Reporting Period: Nov 1—Nov 28, Z009

MOR-1A: BANKRECONCJLIATIONS

.

. .

.

:

. .

.

Acount

.

BANKNAME . .

[Deutsche l3ankrrist(l)

.

. .

AccountDescrlptlon .

SAC Spiegel Trust

. . . Number Balance

XXXXXXXX000,I S

314,406

(1)	Amount is included in Other Assets on MOR-3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account. is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

            Brent 1. Kugman

Authorized Represcnttive Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Nov 1—Nov 28, 2009

MOR-2: STATEMENT OF OPERATIONS

RE’ENUES Current Cumulative

INet Revenue ,’1ontIi Filing to Thite

Is -Is—-I

Cost of Goods Sold, Including Buying and Occupancy

-

-1

Sellin General and Administrative Expenses Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net Interest Expense

-

-

-

Net Profit (Loss) Before Reorganization Items

-

-

REORGANIZAT1ON ITEMS

Professional Fees

-

-

U. S. Trustee Quarterly Fees

-

-

nterest Earned on Accumulated Cash from Chapter 11

-

-

Loss / (Gain) from Sale of Equipment

(51)

6,014

Other Reorganization Expenses Total Reorganization Expenses

(51)

6,014

neome Taxes

-

-

Net Profit (Loss)

51

S

(6,014)

In re: Sonoran Acceptance Corporation Debtor

MOR-3: BALANCE SHEET

Case No.: 09-12108

Reporting Period: Nov 1—Nov 28, 2009

ASSETS

BOOK VALUE T END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents

$ -

$ 201,583

Accounts Receivable (Net)

Inventories

-

-

Prepaid Expenses

-

-

Professional Retainers

TOTAL CURRENT ASSETS

-

201,583

PROPERTY AND EQUIPMENT

(Property and Equipment

I -

-

OTHER ASSETS

Other Assets (see attached schedule)

180,881,909

180,686,417

TOTAL OTHER ASSETS

180,881,909

180,686,417

TOTAL ASSETS $ 180,881,909 $ 180.888,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Accounts Payable

$

-

$

-

Taxes Payable

-

-

Wages Payable

.

Rent/Leases—Building/Equipment

-

-

Professional Fees

-

-

‘cured Debt! Adequate Protection Payments Other Post-Petition Liabilities

-

-

-

-

TOTAL POST-PETITION Liabilities

-

.

‘LIABILITIES SUBJECT TO COMPROMISE (Pie Petition)

Secured Debt / Adequate Protection Payments

-

Priority Debt

-

-

Unsecured Debt

-

-

TOTAL PEE-PETITION LIABILITIES

-

-

TOTAL LIABILITIES

I

-

:

OWNER EQUITY

Capital Stock

100,000

100,000

Additional Paid-In Capital Retained Earnings—Pre-Petition

-

-

180,787,923

180,788,000

Retained Earnings—Post-Petition

(6,014)

-

NET OWNER EQUITY

180,881,909

180,888,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 180,881,909 $ 180,888,000

In re: Sonoran Acceptance Corporation Debtor

MOR-3: BALANCE SHEET (Continuation Sheet)

Case No. : 09-12 108

Reporting Period: Nov 1—Nov 28, 2009

ASSETS

BOOK VALUE T END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER CURRENT ASSETS

OTHER ASSETS

from affiliates

Deposit related to nI,t

$

180881909 180,686417

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

$ 180,567,503

314,406

180,366,417

320,000

In re: Sonoran Acceptance Corporation Case No.: 09-12108

Debtor Reporting Period: Nov 1—Nov 28, 2009

MOR-5: DEBTOR QUESTIONNAIRE

yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account_this_reporting_period?_If yes,_provide_an_explanation_below.

3. Have all post-petition tax retums been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required_documentation pursuant to the Delaware_Local Rule 400 1-3.

X